INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                         COMMON STOCK
   NUMBER                               SHARES
     C

                    [LOGO]

         BIONOVA HOLDING CORPORATION

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 09063Q 10 7

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER
SHARE, OF

  ---------BIONOVA HOLDING CORPORATION---------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereof, copies of which are on file with the Transfer Agent, to all of which the holder by the acceptance hereof assents.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Bernardo Jimenez
CHIEF EXECUTIVE OFFICER

/s/ Joe A. Rudberg
SECRETARY

[SEAL]

COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

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         BIONOVA HOLDING CORPORATION

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-...........Custodian..............
                    (Cust)                (Minor)
                    under Uniform Gifts to Minors
                  Act...............................
                                (State)

UNIF TRF MIN ACT-..........Custodian (until age.....)
                   (Cust)
                 .............under Uniform Transfers
                   (Minor)
                 to Minors Act.......................
                                (State)

Additional abbreviations may also be used though not in the above list.

For Value received, ______________________________hereby sell, assign and transfer unto ___________________________________________________________
                       PLEASE INSERT SOCIAL SECURITY OR OTHER
                           IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

___________________________________________________________________________

____________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint_________________________________________
__________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________

                                               X____________________________
                                                       (SIGNATURE)

                                      NOTICE:
THE SIGNATURES(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                               X____________________________
                                                       (SIGNATURE)

______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.
______________________________________________________________________________
SIGNATURE(S) GUARANTEED BY:

______________________________________________________________________________